SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported): July 25, 2007

ACE SECURITIES CORP. (as depositor under the Pooling and Servicing Agreement, relating to the Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-1)

DEUTSCHE ALT-A SECURITIES MORTGAGE LOAN TRUST, SERIES 2007-1
(Exact name of Issuing Entity as specified in its charter)

ACE SECURITIES CORP.
(Exact name of Depositor as specified in its charter)

DB STRUCTURED PRODUCTS, INC.
(Exact name of Sponsor as specified in its charter)
ACE SECURITIES CORP.
(Exact name of Registrant as specified in its charter)
Delaware	333-141008-07	56-2088493
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6525 Morrison Boulevard, Suite, 318 Charlotte, North Carolina 28211
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (704) 365-0569

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

This Current Report on Form 8-K/A is being filed to amend and supplement the Current Report on Form 8-K originally dated July 16, 2007, in connection with the issuance of Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-1, in order to correct certain errors contained in Exhibit 4.1 to such Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:

Not applicable.

(b)  Pro forma financial information:

Not applicable.

(c)  Shell Company Transactions

Not applicable.

(d)  Exhibits:

Exhibit No.

Description

4.1

The Pooling and Servicing Agreement, dated as of June 1, 2007, by and among the Company, the Master Servicer, the Securities Administrator, the Trustee and the Credit Risk Manager.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ACE SECURITIES CORP.

By: /s/ Doris J. Hearn

Name: Doris J. Hearn

Title: Vice President

By: /s/ Patricia C. Harris

Name: Patricia C. Harris

    Title: Vice President

Dated: July 25, 2007

Exhibit Index

Exhibit

Page

4.1

The Pooling and Servicing Agreement, dated as of June 1, 2007, by and among the Company, the Master Servicer, the Securities Administrator, the Trustee and the Credit Risk Manager.